As filed with the SEC on August 22, 2001

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

TRI-VALLEY CORPORATION

(Name of Registrant as Specified in its Charter)

Filed on Behalf of the Board of Directors

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tri-Valley Corporation

5555 Business Park South, Suite 200

Bakersfield, California 93309

Meeting to be Held:

DATE: October 22, 2001

TIME: 10:00 A.M. (P.S.T.)

PLACE: Four Points Sheraton Hotel

5101 California Avenue

Bakersfield, California 93309

661-325-9700

Matters to be Voted on:

1. Electing six directors to serve for the ensuing year;

2. Approving the engagement of Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation as our independent accountants; and

3. Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting:

Shareholders of record at the close of business on August 23, 2001, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

This Meeting Notice and Proxy Statement was first sent to Shareholders of Tri-Valley Corporation on or about September 5, 2001.

By Order of the Board of Directors,

F. Lynn Blystone

___________________________

F. Lynn Blystone

President and Chief Executive Officer

PROXY STATEMENT

To the Shareholders of Tri-Valley Corporation:

GENERAL INFORMATION ABOUT THE SHAREHOLDERS' MEETING

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This Proxy Statement provides details about the meeting.

The enclosed proxy material relating to Tri-Valley Corporation from our board of directors of is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to us.

The Board of Directors of Tri-Valley Corporation hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held October 22, 2001, at 10:00 A.M. (local time) in the Four Points Sheraton Hotel, 5101 California Avenue, Bakersfield, California 93309.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

Our administrative office is located at 5555 Business Park South, Bakersfield, California 93309. The approximate date on which this Proxy Statement and proxy will first be sent to the shareholders is September 5, 2001. The costs of this proxy notification will be paid by the Company and are estimated to be approximately $7,000. A professional proxy solicitor has not been engaged.

If you are unable to attend this meeting, we request that you return the enclosed proxy form, properly executed, in order that your shares will be represented and voted at the meeting.

Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

Who May Vote

As of June 30, 2001, 19,684,748 shares of our common stock were outstanding. Each share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Thursday, August 23, 2001, are the only persons entitled to vote at this meeting.

Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

How Your Votes Are Counted

We will hold the annual meeting if holders of not less than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors and to ratify the selection of the Company's auditors.

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast, but will not be counted as votes for or against the proposal. Thus, a vote to "Abstain" has the same effect as voting no. Management requests that you vote either "Yes" or "No" on each proposal to come before the meeting. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

Certain Beneficial Owners

The following table contains information concerning the only persons believed by us to own more than 5% of our common stock as of August 2, 2001.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class

Dennis Vaughan	1,009,200	5.1%
2298 Featherhill Road
Santa Barbara, CA 93108

F. Lynn Blystone*	1,024,264	5.2%
P. O. Box 1105
Bakersfield, CA 93302

* Includes 594,000 shares of stock Mr. Blystone has the right to acquire upon the exercise of options and 30,200 shares held in the name of Bandera Land Company, Inc., a family corporation of which Mr. Blystone is the president.

ITEMS OF BUSINESS

The Board of Directors consists of six (6) members. Each director serves for a term of one (1) year. All six (6) director positions are up for election at the meeting.

Voting

The six nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted.

Cumulative Voting

Although we are incorporated in Delaware, we currently maintain our business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the company written notice of exercise of cumulative voting rights. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.

Nominees for the Board of Directors

The board of directors recommends a vote FOR the election of each of the following six nominees for director.

Each director must be elected by a majority vote of the shares represented at the meeting.

The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, length of service as a Tri-Valley director, membership on the audit committee, attendance at board and committee meetings, and ownership of our stock.

Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of June 1, 2001.

Name and Position with Company	Director Since	Common Stock Beneficially Owned(1) (3)	Percent of Class (2)
F. Lynn Blystone	1974	1,024,264	5.2%
Dennis Lockhart	1982	282,091	1.4%
Milton Carlson	1985	289,000	1.5%
Loren Miller	1992	255,300	1.3%
Earl Beistline	1992	248,000	1.2%
C. Chase Hoffman	2000	197,500	1.0%
All Directors as a Group		2,295,955	11.0%

(1) Includes shares which the listed shareholder has the right to acquire, from options, within 60 days after December 31, 2000, as follows: Dennis P. Lockhart 220,000; Milton J. Carlson 218,000; Loren J. Miller 220,000 and Earl H. Beistline198,000. F. Lynn Blystone has 594,000.

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

(2) Based on total outstanding shares of 19,684,748 as of June 30, 2001. The persons named herein have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(3) Includes 30,200 shares held in the name of Bandera Land Company, Inc., a family corporation of which Mr. Blystone is the president.

Nominee Profiles

F. Lynn Blystone	65	President and Chief Executive Officer of Tri-Valley Corporation and Tri-Valley Power Corporation, and CEO of Tri-Valley Oil & Gas Company, which are two wholly owned subsidiaries of Tri-Valley Corporation, Bakersfield, California	1974

Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Dennis P. Lockhart	54	Zephyr Management L.P.	1982

Mr. Lockhart is associated with Zephyr Management L.P., a global investment firm headquartered in New York. Mr. Lockhart was until recently a senior officer and director of Heller Financial, Inc., and President of Heller's international subsidiary, which operates in 18 countries. Heller Financial is a NYSE company active in various lines of commercial finance. He was President of Heller International Group from 1988 to 2001. Prior 1988, Mr. Lockhart was an officer of Citicorp/Citibank and held a number of corporate banking and management positions in the US and overseas. He is a graduate of Stanford University and The Johns Hopkins University School of Advanced International Studies. He also attended the Senior Executive Program at the Sloan School of Management, Massachusetts Institute of Technology.

Milton J. Carlson	70	Investor, Kalispell, Montana	1985

Mr. Carlson is a principal in Earthsong, Inc., which is a non-profit, public benefit corporation engaged in a wide field of ecological matters in the public interest. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Earl H. Beistline, LLD	84	Mining Consultant Fairbanks, Alaska	1992

Dr. Beistline is a past chairman of the Alaska State Minerals Commission and Dean Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transition from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining District, Dr. Beistline also serves as a director of one of the states' primary companies, Usibelli Coal Mines, Inc. He holds a bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the University of Alaska.

Loren J. Miller, CPA	56	Treasurer, Jankovich Company, San Pedro, California	1992

For the last four years, Mr. Miller has been the treasurer of The Jankovich Company, a large, private petroleum and products distributor. He has also served in a treasury and chief financial officer capacity as vice president successively of McMullen Oil Company, Mock Resources, Inc., and Hershey Oil Corporation. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.

C. Chase Hoffman	78	Owner, Hoffman Farms Tulare, California	2000

Mr. Hoffman has owned and operated a milk cow dairy since 1965. He was a Senior Vice President and General Manager for Knudsen for the State of California. He has been a land and housing developer in California and Hawaii. Mr. Hoffman also sits as a director for these other companies, Seine River Resources, Vancouver, British Columbia, with California gold operations and Guatemala oil properties, and Power House Corporation, a British Columbia, Canada, hydroelectric project.

Board of Directors' Meetings and Committees

During 2000, the board of directors held 4 meetings. No director attended less than 75% of such meetings.

We have no nominating or compensation committees, as these matters are dealt with by the full board.

Audit Committee

Purpose: The audit committee provides an open avenue of communication between our independent auditor, the company officers and the board of directors. The committee operates under a charter that sets forth the committee's tasks. A copy of the charter is attached to this proxy statement as Exhibit A, page *. The chief duties of the committee are:

    Assure the independence and objectivity of the auditing firm.

    Review and coordinate the auditing responsibilities with the auditor and chief financial officer.

    Review the adequacy of internal accounting controls.

    Inquire about significant risks and about management's actions to minimize risks.

    Review significant audit findings and any difficulties encountered in conducting the audit.

Members: Loren J. Miller

Dennis P. Lockhart

Milton J. Carlson

The committee charter requires the audit committee to be comprised of at least three members, who must be independent members of our board of directors. The qualifications of members and standards for determining who is an "independent" director conform to the standards set forth in the Nasdaq Stock Market's rules for companies quoted on Nasdaq. All audit committee members must be able to read and understand fundamental financial statements or to become able to do so shortly after joining the committee. At least one member must have previous employment in accounting or finance, certification in accounting or comparable experience. Our current audit committee members meet these requirements. Mr. Miller is a certified public accountant.

Number of Meetings Held in 2000: One

Our board of directors appointed and organized the committee at the board meeting immediately following the 2000 shareholders' meeting in September 2000. The committee charter now requires the committee to meet at least four times a year and to meet periodically separately with the auditor, chief financial officer and management.

Attendance:

All Audit Committee members attended the committee meeting held in 2000.

Audit Committee Report:

The audit committee has reviewed and discussed the audited financial statements with management as well as our independent public accountants. The audit committee has received from the independent accountants a formal written statement regarding the auditors' independence and has discussed with the independent accountant matters relating to their independence. The audit committee has satisfied themselves as to the auditors' independence. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of our financial statements.

The audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission.

Compensation of Directors

We compensate non-employee directors for their service on the board of directors. On April 3, 2000, four non-employee directors were each issued 10,000 shares of common stock valued at fair market value of $1.97. These shares were awarded at the 1999 annual directors' meeting and Mr Hoffman was not a director at that time. On September 26, 2000, each non-employee director received 50,000 stock options with an exercise price of $2.43 per option. On November 10, 2000, each non-employee director received 100,000 stock options with an exercise price of $1.22 per option. The following tables sets forth information regarding the compensation paid to non-employee directors in 2000.

(a)	(b)

Name	Fees

Earl Beistline	$2,650

Milton Carlson	$2,650

Dennis P. Lockhart	$1,800

Loren J. Miller	$2,650

C. Chase Hoffman	$850

Executive Compensation

The following table summarizes the compensation of the president, F. Lynn Blystone, for the fiscal years ended December 31, 2000, 1999 and 1998.

Long Term
Compensation
		Annual Compensation		Awards
(a)	(b)	(c)	(d)	(e)
			Other	Securities
Name	Period Covered	Salary	Compensation	Underlying Options

F. Lynn	FYE 12/31/00	$95,870 )	$9,850 (2)
Blystone, CEO	FYE 12/31/99	$95,712 )
	FYE 12/31/98	$156,000(1)

(1) Includes salary that was deferred when Mr. Blystone took a reduced salary in prior years.

(2) Includes value of common shares awarded pursuant to Mr. Blystone's employment contract.

Aggregated 2000 Option Exercises and Year-End Values

The following table summarizes the number of stock options exercised by Mr. Blystone during 2000 and the value received.

(a)	(b)	(c)	(d)
	Number of Options	Exercise	Value Received-
	Exercised in 2000	Price
Name

F. Lynn Blystone	3,000	$0.50	$1,500

The following table summarizes the number and value of all unexercised stock options held by Mr. Blystone at the end of 2000.

(a)	(b)	(c)	(d)
	Number of Securities		Value of Unexercised In-
	Underlying Unexercised		The-Money Options/SARs at
	Options/SARs at FY-End (#)		FY-End ($)*
Exercise
Name	Exercisable/Unexercisable	Price	Exercisable/Unexercisable

F. Lynn Blystone	595,000/0	$2.00	$356,625/0

*Based on a fair market value of $1.625 per share, which was the closing bid price of our common stock on the Over-The-Counter Bulletin Board on Friday, December 29, 2000.

It is the opinion of our board of directors and the audit committee that the certified public accounting firm of Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation, Inc. ("Brown Armstrong") of Bakersfield, California, is best suited to conduct the company audits and reviews as well as related business consulting. The partner in charge, Burton Armstrong, has been a board member of and is on the tax committee of the California Independent Petroleum Association (CIPA) and active in many industry accounting and SEC related bodies in addition to the broader resources of the firm. The board feels Brown Armstrong conducts its business with detailed thoroughness in an expeditiously professional and economical manner and recommends your approval of continuing to retain them. Mr. Armstrong is expected to attend the shareholder meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

The board of directors recommends a vote FOR the approval of Brown Armstrong as our independent accountants.

A majority vote is required to approve this proposal.

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holder, F. Lynn Blystone, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

OTHER INFORMATION

Annual Report

This proxy statement that is being mailed to shareholders is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2000, which contains our audited financial statements dated December 31, 2000 and 1999.

Section 16(a) Beneficial Ownership Reporting Requirement

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require our directors, certain officers, and greater than 10 percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to us, or written representations from certain reporting persons that no reports were required, we believe that no person failed to file required reports on a timely basis during or in respect of 2000.

Where to Obtain Additional Information

You may obtain, free of charge, a copy of our Annual Report or Form 10-KSB for the year ended December 31, 2000 (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission by writing to Tri-Valley's Secretary at 5555 Business Park South, Suite 200, Bakersfield, California 93309; telephone 661-864-0500.

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, NW, Washington, D.C. 20549. Our common stock is traded under the symbol "TRIL." Our annual report, which contains audited financial statements, accompanies this proxy statement. We use the calendar year as our fiscal year.

Proposals by Shareholders - 2002

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2002 annual shareholders meeting must be received by our corporate secretary no later than December 31, 2001.

Other Matters

No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2001 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

Date: September 5, 2001 By Order of the Board of Directors,

F. Lynn Blystone

______________________________

F. Lynn Blystone

President and Chief Financial Officer

EXHIBIT A

TRI-VALLEY CORPORATION

AUDIT COMMITTEE CHARTER

The following sets forth the activities to be conducted by the Tri-Valley Corporation (TVC) audit Committee.

CONTINUOUS ACTIVITIES - GENERAL

1. Provide an open avenue of communication between the Audit Committee (Committee), Auditor (Auditor), Chief Financial Officer (CFO) Chief Executive Officer (CEO) and the Board of Directors (Board).

2. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and assure the independence and the objectivity of the Auditor.

4. Review with the Auditor and the CFO the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5. Inquire of management, the Auditor, and the CFO about significant risks or exposures and assess the steps management has taken to minimize such risk to TVC.

6. Consider and review with the Auditor and the CFO.

(a) The adequacy of TVC internal controls.

(b) Related findings and recommendations of the Auditor and CFO together with management's responses.

7. Consider and review with management, the CFO and the Auditor:

(a) Significant findings during the year, including the Status of Previous Audit recommendations.

(b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

(c) Any changes required in the planned scope of the Internal Audit plan.

8. Meet periodically with the Auditor, the CFO and management in separate executive sessions is necessary to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

9. Report periodically to the Board on significant results of the foregoing activities.

10. Instruct the Auditor that the Board, as the members' representative, is the Auditor's client.

AUDIT COMMITTEE COMPOSITION
  The audit committee must be made up of at least three members, all of whom must be independent directors Each of these directors must be able to read and understand fundamental financial statements, or must become able to do so within a reasonable time after appointment to the audit committee. At least one member of the committee must have previous employment in accounting or finance, professional certification in accounting, or comparable experience, which results in financial sophistication. Comparable experience may include performance as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
  A person fitting any of the following descriptions will not be considered independent:
    A person who has been employed by the company or its affiliates in the current year, or in any of the past three years;
    A person who has accepted any compensation from the company or its affiliates in excess of $60,000 during this last fiscal year (not including compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation);
    A person who is a member of the immediate family of a person who is, or has been in any of the last three years, employed by the company or its affiliates as an executive officer (immediate family includes spouse, parents, children siblings, mother and father-in-law, and anyone residing in such person's home);
    A person who is a partner, controlling shareholder, or an executive officer of any for profit business to which the company made (or from which the company received) payments (not counting payments arising solely from investments in the company's securities) that exceed 5% of the company's (or for-profit business's) consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and
    A person who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

1. Advise financial management and the Auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide that financial management and the Auditor discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by TVC and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Inquire as to the Auditor's qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by TVC.

4. Inquire as to the Auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practice or are minority practices.

5. Determine, as regards to new transactions or events, the Auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6. Assure that the Auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

SCHEDULED ACTIVITIES

1. Recommend the selection of the Auditor for approval by the Board and review and approve the discharge of the Auditor.

2. Consider, in consultation with the Auditor and the CFO, the audit scope and plan of the Auditor.

3. Review with management and the Auditor the results of annual audits and related comments in consultation with any other Committees as deemed appropriate including:

(a) The Auditor's audit of TVC's annual financial statements, accompanying footnotes and its report thereon.

(b) Any significant changes required in the Auditor's audit plans.

(c) Any difficulties or disputes with management encountered during the course of the audit.

(d) Other matters related to the conduct of the audit, which are to be communicated to the Committee under Generally Accepted Auditing Standards.

6. Describe in TVC's Annual Report the Committees composition and responsibilities, and how they were discharged.

7. Arrange for the Auditor to be available to the full Board at least annually to help provide a basis for the board to recommend the appointment of the Auditor.

8. Assure that the Auditor's reasoning is described in accepting or questioning significant estimates by management.

9. Review and update the Committee's Charter at least once every three years and distribute the Charter to TVC's shareholders at least every three years.

TRI-VALLEY CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on October 22, 2001, at the Annual Meeting of Shareholders to be held in the Four Points Sheraton Hotel, 5101 California Avenue, Bakersfield, California, on October 22, 2001, at

10:00 A.M. (P.D.T.).

1. ELECTION OF DIRECTORS or any adjournment thereof.

FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

F. L. Blystone E. H. Beistline M. J. Carlson

D. P. Lockhart L. J. Miller C. C. Hoffman

2. To ratify the appointment of Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation as the Company's independent accountants.

_______ For _______ Against _______ Abstain
3. To transact such other business as may properly come before the Annual

Meeting and any adjournments thereof.

_______ For _______ Against _______ Abstain

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO

SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 3.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on October 21, 2001, will not be voted upon unless the shareholders are present to vote their shares.

Dated: __________________

(Please mark, sign, date and return the Proxy Card promptly.)

_________________________ _________________________

Signature Signature if held jointly